 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): August 30, 2019 (August 26, 2019)

ASCENT SOLAR TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32919	20-3672603
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Grant Street Thornton, Colorado		80241
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code:    (720) 872-5000
Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Title of Each Class	Trading Symbol(s)	Name of Exchange on Which Registered
Common	ASTI	OTC

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Offering of Unsecured Convertible Note

On August 26, 2019 Ascent Solar Technologies, Inc., a Delaware corporation (the “Company”) sold and issued to GS Capital Partners, LLC (“Investor”) a $70,500 aggregate principal amount unsecured convertible note (the “Note”) in exchange for $68,425 of gross proceeds.

Terms of the Note

The Note will mature on August 26, 2020. Principal and interest on the Note will be payable in a lump sum on August 26, 2020.

The Note will bear interest at a rate of 8% per annum.

The Note contains standard and customary events of default including but not limited to: (i) failure to make payments when due under the Note, and (ii) bankruptcy or insolvency of the Company.

Investor shall have the option to convert all or any portion of the Note into shares of the Company's Common Stock. Conversion into Common Stock shall be calculated using a variable conversion price equal to 65% of the average of the two lowest closing bid price for the shares over the prior ten day trading period immediately preceding the conversion.

Shares of Common Stock may not be issued pursuant to the Note if, after giving effect to the conversion or issuance, the holder together with its affiliates would beneficially own in excess of 4.99% of the outstanding shares of the Company's Common Stock.

The Note is not secured.

The foregoing description of the Note and the related securities purchase agreement is a summary and is qualified in its entirety by reference to the documents attached hereto as Exhibits 10.1 and 10.2, which documents are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

All of the securities described in this Current Report on Form 8-K were or will be offered and sold in reliance upon exemptions from registration pursuant to Section 4(a)(2) under the Securities Act of 1933, as amended (“Securities Act”), and Rule 506 of Regulation D promulgated thereunder. The offering was made to “accredited investors” (as defined by Rule 501 under the Securities Act).

 Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits
	Exhibit Number	Description

	10.1	Securities Purchase Agreement Dated August, 26, 2019
	10.2	Convertible Promissory Note Dated August 26, 2019

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASCENT SOLAR TECHNOLOGIES, INC.

August 28, 2019	By:	/s/ Victor Lee
Name: Victor Lee
Title: Chief Executive Officer